UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 19, 2009

CARBO Ceramics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15903	72-1100013
(Commission File Number)	(IRS Employer Identification No.)

6565 MacArthur Boulevard, Suite 1050 Irving, Texas	75039
(Commission File Number)	(Zip Code)

(972) 401-0090

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2009, at the 2009 Annual Meeting of Stockholders of CARBO Ceramics Inc. (the "Company"), the Company's stockholders approved the CARBO Ceramics Inc. Omnibus Incentive Plan (the "Plan"). Only directors and key employees (including officers of the Company, whether or not they are members of the Board of Directors of the Company (the “Board”)) of the Company and its affiliates who have made or who the Compensation Committee of the Board (the “Committee”) believes will make substantial contributions to the management, growth and protection of the Company’s business are eligible to participate in the Plan. Under the Plan the Committee may grant cash-based awards, stock options (both nonqualified and “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended) and other equity-based awards (including stock appreciation rights, phantom stock, restricted stock, restricted stock units, performance shares, deferred share units or share-denominated performance units). Pursuant to the terms of the Plan, awards may be granted with respect to a number of shares of common stock of the Company that in the aggregate does not exceed 750,000 shares, plus (i) the number of shares subject to previously issued awards that are subsequently forfeited, cancelled or returned; and (ii) the number of shares subject to awards that are withheld by the Company or tendered by the participant to the Company to satisfy exercise price or tax withholding obligations in connection with such awards. A more detailed summary description of the Plan can be found in the Company’s Definitive Proxy Statement on Schedule 14A, as filed with the Securities and Exchange Commission on March 30, 2009 (the “Proxy Statement”), under the heading “Summary of Incentive Plan.” A copy of the Plan is attached as Exhibit 10.1 hereto. The Committee has granted certain performance-based cash awards under the Plan, subject to shareholder approval of the Plan, as set forth more fully in the Proxy Statement.

In addition, the Committee previously approved, subject to shareholder approval of the Plan, the standard form of award agreements under the Plan for (i) restricted stock awards with time-based vesting for officers of the Company, (ii) restricted stock awards with time-based vesting for non-employee directors of the Company and (iii) performance-based cash awards, each as issued pursuant to the Plan, attached as Exhibits 10.2, 10.3 and 10.4 hereto.

The above description of the Plan and form of award agreements (including the description contained in the Company’s Proxy Statement) is not intended to be complete and is qualified in its entirety by reference to the specific language in the Plan and the form of award agreements attached hereto as Exhibits.

Item 9.01. Financial Statements and Exhibits.

        (d) Exhibits.

10.1	CARBO Ceramics Inc. Omnibus Incentive Plan
10.2	Standard form of Officer Restricted Stock Award Agreement
10.3	Standard form of Non-Employee Director Restricted Stock Award Agreement
10.4	Standard form of Performance-Based Cash Award Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBO CERAMICS INC.
Date: May 21, 2009	By:	/s/ R. Sean Elliott
R. Sean Elliott
General Counsel, Corporate Secretary and Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	CARBO Ceramics Inc. Omnibus Incentive Plan
10.2	Standard form of Officer Restricted Stock Award Agreement
10.3	Standard form of Non-Employee Director Restricted Stock Award Agreement
10.4	Standard form of Performance-Based Cash Award Agreement